Acquisition (Details) - Schedule of preliminary purchase price allocation as of the acquisition date $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of preliminary purchase price allocation as of the acquisition date [Abstract]
Cash and cash equivalents	$ 30
Prepaid and other current assets	33
Property, plant and equipment, net	6
Goodwill	4,204
Total assets acquired	4,273
Accrued expenses and other current liabilities	74
Contract liabilities	390	[1]
Debt	41
Total liabilities assumed	505
Net assets acquired	$ 3,768

[1]	The acquired contract liability for the assumed customer contracts was measured in accordance with ASC 606 pursuant to ASU 2021-08, which the Company early adopted.